                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL
                          TO EXCHANGE ALL OUTSTANDING
                      REMARKETED PAR SECURITIES, SERIES A
                                      FOR
                      REMARKETED PAR SECURITIES, SERIES B
                      WHICH HAVE BEEN REGISTERED UNDER THE
                      SECURITIES AND EXCHANGE ACT OF 1933
                                       OF
                        IMPERIAL CREDIT CAPITAL TRUST I

              PURSUANT TO THE PROSPECTUS DATED _________ ___, 1997

-------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _____________ ____, 1997, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF REMARKETED PAR SECURITIES, SERIES A (THE "OLD SECURITIES") MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
-------------------------------------------------------------------------------

      DELIVERY TO: THE CHASE TRUST COMPANY OF CALIFORNIA, EXCHANGE AGENT

      By Hand/Overnight Courier/By Mail:          By Facsimile:
        c/o The Chase Manhattan Bank             (212) 638-7380
         Attn:  Mr. Carlos Estevez
              55 Water Street                 Confirm by Telephone:
          Second Floor, Room #234                (212) 638-0828
          New York, New York 10041

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS CONTAINED HEREIN AND THE PROSPECTUS (AS DEFINED) SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     By execution hereof, the undersigned acknowledges receipt of the Prospectus, dated ________ ___, 1997 (as the same may be amended from time to time, the "Prospectus") of Imperial Credit Capital Trust I, a Delaware statutory business trust (the "Trust"), and this Letter of Transmittal and instructions hereto (the "Letter of Transmittal"), which together constitute the Trust's offer to the holders of the Old Securities (the "Holders") to exchange (the "Exchange Offer") all of their outstanding Old Securities for an aggregate liquidation amount of up to $70,000,000 of the Trust's Remarketed Par Securities, Series B (the "New Securities") which have been registered under the Securities Act of 1933, as amended, upon the terms and subject to the conditions set forth in the Prospectus.

     For each Old Security accepted for exchange, the Holder of such Old Security will receive a New Security having a liquidation amount equal to that of the surrendered Old Security. The New Securities will bear interest from the most recent date to which interest has been paid on the Old Securities or, if no interest has been paid on the Old Securities, June 9, 1997. Accordingly, registered holders of New Securities on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from June 9, 1997. Old Securities accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders whose Old Securities are accepted for exchange will not receive any payment in respect of accrued interest on such Old Securities otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

     This Letter of Transmittal is to be completed by a Holder of Old Securities, either if certificates are to be forwarded herewith, or if a tender of certificates for Old Securities, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus. Holders of Old Securities whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Securities into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Old Securities according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     The undersigned has completed the appropriate boxes below and has signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Trust the aggregate liquidation amount of Old Securities indicated below. Subject to, and effective upon, the acceptance for exchange of the Old Securities tendered hereby, the undersigned hereby sells, assigns and transfers to, or to the order of, the Trust all right, title and interest in and to such Old Securities as are being tendered hereby.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Securities tendered hereby and that the Trust will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Trust. The undersigned hereby further represents that any New Securities acquired in exchange for Old Securities tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Securities, whether or not such person is the undersigned, that neither the Holder of such Old Securities nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Securities and that neither the Holder of such Old Securities nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Act"), of the Registrants.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Securities issued pursuant to the Exchange Offer in exchange for the Old Securities may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder which is an "affiliate" of the Registrants within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Securities are acquired in the ordinary course of such Holders' business and such Holders have no arrangement with any person to participate in a distribution of such New Securities. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Securities and has no arrangement or understanding to participate in a distribution of New Securities. If any Holder is an affiliate of a Registrant, is engaged in or intends to engage in, or has any arrangement or understanding with any person to participate in, a distribution of the New Securities to be acquired pursuant to the Exchange Offer, such Holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive New Securities for its own account pursuant to the Exchange Offer, it represents that the Old Securities to be exchanged for the New Securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Trust to be necessary or desirable to complete the sale, assignment and transfer of the Old Securities tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Securities (and, if applicable, substitute certificates representing Old Securities for any Old Securities not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Securities, please credit the account indicated below maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions" below, please send the New Securities (and, if applicable, substitute certificates representing Old Securities for any Old Securities not exchanged) to the undersigned at the address shown below in the box entitled "Description of Old Securities."

     PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX BELOW.

     This Letter of Transmittal is to be used by Holders if (i) certificates representing Old Securities are to be physically delivered to the Exchange Agent herewith by Holders, (ii) tender of Old Securities is to be made by book entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer Procedures for Tendering Old Securities--Book-Entry Transfer" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Securities (both Holders and such DTC participants, acting on behalf of Holders, are referred to herein as "Acting Holders"), unless an Agent's Message (as defined below) is delivered in connection with such book-entry transfer, or (iii) tender of Old Securities is to be made according to the guaranteed delivery procedures set forth in the Prospectus under the caption "Procedures for Tendering Old Securities Guaranteed Delivery Procedures." DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.


[_] CHECK HERE IF TENDERED OLD SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:
                                   ---------------------------------------------
     Account Number with DTC:
                             ---------------------------------------------------
     Transaction Code Number.
                             ---------------------------------------------------

     If Holders desire to exchange Old Securities pursuant to the Exchange Offer and (i) certificates representing such Old Securities are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Old Securities or other required documents to reach the Depositary on or prior to 5:00 p.m., New York City time, on the Expiration Date, or (iii) the procedures for book-entry transfer (including delivery of an Agent's Message) cannot be completed prior to the Expiration Date, such Holders may effect a tender and a delivery of such Old Securities in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer Guaranteed Delivery Procedures." See Instruction 1 below.

[_] CHECK HERE IF TENDERED OLD SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name of Registered Holder(s):
                                  ----------------------------------------------
     Window Ticket No. (if any):
                                ------------------------------------------------
     Date of Execution of Notice of Guaranteed Delivery:
                                                        ------------------------
     Name of Eligible Institution that Guaranteed Delivery:
                                                           ---------------------
     If Delivered by Book-Entry Transfer:
          Account Number with DTC:
                                  ----------------------------------------------
          Transaction Code Number:
                                  ----------------------------------------------

[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:
          ----------------------------------------------------------------------
     Address:
             -------------------------------------------------------------------

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Securities. If the undersigned is a broker-dealer that will receive New Securities for its own account in exchange for Old Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD SECURITIES" BELOW AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OLD SECURITIES AS SET FORTH IN SUCH BOX BELOW.

     List below the Old Securities to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and liquidation amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Old Securities will be accepted only in liquidation amounts equal to $1,000 or integral multiples thereof.

                         DESCRIPTION OF OLD SECURITIES
-------------------------------------------------------------------------------
                                               AGGREGATE         LIQUIDATION
NAME(S) AND ADDRESS(ES)                        LIQUIDATION       AMOUNT OF
OF HOLDER(S) (PLEASE           CERTIFICATE     AMOUNT            OLD SECURITIES
FILL IN, IF BLANK)             NUMBER(S)*      REPRESENTED**     TENDERED
-------------------------------------------------------------------------------
                               -----------     -------------     --------------
                               -----------     -------------     --------------
                               -----------     -------------     --------------
                               -----------     -------------     --------------
                               -----------     -------------     --------------
                               -----------     -------------     --------------
                               -----------     -------------     --------------
-------------------------------------------------------------------------------
TOTAL LIQUIDATION AMOUNT
OF OLD SECURITIES                              -------------     --------------

--------------------------------------------------------------------------------
*    NEED TO BE COMPLETED BY HOLDERS TENDERING BY BOOK-ENTRY TRANSFER (SEE
     BELOW).
** UNLESS OTHERWISE INDICATED IN THIS COLUMN, A HOLDER WILL BE DEEMED TO HAVE TENDERED ALL OF THE OLD SECURITIES REPRESENTED BY THE OLD SECURITIES INDICATED IN COLUMN 2. SEE INSTRUCTION 2.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PLEASE SIGN HERE
                  (TO BE COMPLETED BY ALL TENDERING HOLDERS)

     IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD SECURITIES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

     IF A HOLDER IS TENDERING ANY OLD SECURITIES, THIS LETTER MUST BE SIGNED BY THE REGISTERED HOLDER(S) AS THE NAME(S) APPEAR(S) ON THE CERTIFICATE(S) FOR THE OLD SECURITIES OR BY ANY PERSON(S) AUTHORIZED TO BECOME A REGISTERED HOLDER(S) BY ENDORSEMENTS AND DOCUMENTS TRANSMITTED HEREWITH. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, OFFICER OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE SET FORTH FULL TITLE. SEE INSTRUCTION 3.

X
 -------------------------------------------------------------------------------
X
 -------------------------------------------------------------------------------
              (SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY)

DATE:
      ---------------------, ------

NAME(S):
        ------------------------------------------------------------------------
        ------------------------------------------------------------------------
                                (PLEASE PRINT)

CAPACITY:
         -----------------------------------------------------------------------
ADDRESS:
        ------------------------------------------------------------------------
        ------------------------------------------------------------------------
                             (INCLUDING ZIP CODE)

AREA CODE AND TELEPHONE NO.:
                            ----------------------------------------------------


                  PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN
                    SIGNATURE GUARANTEE (SEE INSTRUCTION 3)

CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

--------------------------------------------------------------------------------
            (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

--------------------------------------------------------------------------------

              (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER
--------------------------------------------------------------------------------
                        (INCLUDING AREA CODE) OF FIRM)


--------------------------------------------------------------------------------
                            (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                (PRINTED NAME)

--------------------------------------------------------------------------------
                                    (TITLE)
DATE:
      ---------------------, ------
--------------------------------------------------------------------------------


             SPECIAL ISSUANCE INSTRUCTIONS                                  SPECIAL DELIVERY INSTRUCTIONS
             (SEE INSTRUCTIONS 2, 3 AND 4)                                  (SEE INSTRUCTIONS 2, 3 AND 4)
-------------------------------------------------------        --------------------------------------------------------
To be completed ONLY if certificates for Old                   To be completed ONLY if certificates for Old
Securities not exchanged and/or New Securities are to          Securities not exchanged and/or New Securities are to
be issued in the name of and sent to someone other than        be sent to someone other than the person or persons
the person or persons whose signature(s) appear(s) on          whose signature(s) appear(s) on this Letter above or to
this Letter of Transmittal above, or if Old Securities         such person or persons at an address other than shown
delivered by book-entry transfer which are not accepted        in the box entitled "Description of Old Securities" on
for exchange are to be returned by credit to an account        this Letter above.
maintained at the Book-Entry Transfer Facility other
than the account indicated above.

Issue:  New Securities and/or Old Securities to:               Deliver:  New Securities and/or Old Securities to:

Name:                                                          Name:
     --------------------------------------------------             --------------------------------------------------
                    (PLEASE PRINT)                                                  (PLEASE PRINT)

Address:                                                       Address:
        -----------------------------------------------                -----------------------------------------------
                    (PLEASE PRINT)                                                  (PLEASE PRINT)

-------------------------------------------------------        -------------------------------------------------------
                                               ZIP CODE                                                       ZIP CODE

-------------------------------------------------------        -------------------------------------------------------
   TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER              TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
          (SEE SUBSTITUTE FORM W-9 HEREIN)                                 (SEE SUBSTITUTE FORM W-9 HEREIN)

Credit unpurchased Old Securities by book-entry transfer to the DTC account set forth below:

-------------------------------------------------------
                (DTC Account Number)

Name of Account Party:

-------------------------------------------------------
             PLEASE COMPLETE SUBSTITUTE
                   FORM W-9 HEREIN

                 SIGNATURE GUARANTEE
                 (SEE INSTRUCTION 3)
Certain Signatures Must be Guaranteed by an Eligible
Institution

-------------------------------------------------------
(NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

-------------------------------------------------------
(ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER
--------------------------------------------------
           (INCLUDING AREA CODE) OF FIRM)

-------------------------------------------------------
                (AUTHORIZED SIGNATURE)

-------------------------------------------------------
                    (PRINTED NAME)

-------------------------------------------------------
                        (TITLE)

Date:
     ----------------, -----

                                 INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD SECURITIES; GUARANTEED DELIVERY PROCEDURES.

     This Letter of Transmittal is to be completed by Holders of Old Securities either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Old Securities, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Old Securities tendered hereby must be in denominations of liquidation amount of $1,000 and any integral multiple thereof.

     Holders whose certificates for Old Securities are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Securities pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined in Instruction 3), (ii) on or prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Old Securities and the amount of Old Securities tendered stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Securities, or a Book-Entry Confirmation, and any other documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Securities, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter of Transmittal, are deposited by the Eligible Institution within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD SECURITIES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF OLD SECURITIES ARE SENT BY MAIL, IT IS SUGGESTED THAT THE MAILING BE REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

     See "The Exchange Offer" section of the Prospectus.

2.   PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY
     TRANSFER).

     If less than all of the Old Securities evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the aggregate liquidation amount of Old Securities to be tendered in the box above entitled "Description of Old Securities--Liquidation Amount Tendered." A reissued certificate representing the balance of non-tendered Old Securities will be sent to such tendering Holder, unless otherwise provided in the appropriate box of this Letter of Transmittal, promptly after the Expiration Date. All of the Old Securities delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. SIGNATURES ON THIS LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS, GUARANTEE OF SIGNATURES.

     If this Letter of Transmittal is signed by the registered Holder of the Old Securities tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered Old Securities are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

     If any tendered Old Securities are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this letter as there are different registrations of certificates.

     When this Letter of Transmittal is signed by the registered Holder or Holders of the Old Securities specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Securities are to be issued, or any untendered Old Securities are to be reissued, to a person other than the registered Holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an institution that is a member of the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) or the New York Stock Exchange Medallion Signature Program (MSP) (an "Eligible Institution").

     IF THIS LETTER IS SIGNED BY A PERSON OTHER THAN THE REGISTERED HOLDER OR HOLDERS OF ANY CERTIFICATE(S) SPECIFIED HEREIN, SUCH CERTIFICATE(S) MUST BE ENDORSED AND ACCOMPANIED BY APPROPRIATE BOND POWERS, IN EITHER CASE SIGNED EXACTLY AS THE NAME OR NAMES OF THE REGISTERED HOLDER OR HOLDERS APPEAR(S) ON THE CERTIFICATES AND SIGNATURES ON SUCH CERTIFICATE(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

     If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     NO SIGNATURE GUARANTEE IS REQUIRED, PROVIDED THE OLD SECURITIES ARE
TENDERED: (i) BY A REGISTERED HOLDER OF OLD SECURITIES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD SECURITIES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS ON THIS LETTER, OR (ii) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.   SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     Tendering Holders of Old Securities should indicate in the applicable box the name and address to which New Securities issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Securities not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Securities by book-entry transfer may request that Old Securities not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such Holder may designate hereon. If no such instructions are given, such Old Securities not exchanged will be returned to the name and address of the person signing this Letter.

5.   TAX IDENTIFICATION NUMBER.

     Federal income tax law generally requires that a tendering Holder whose Old Securities are accepted for exchange must provide the Company (as payor) with such Holder's correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 attached hereto, which, in the case of a tendering Holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering Holder of New Securities may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

     Exempt Holders of Old Securities (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

     To prevent backup withholding, each tendering Holder of Old Securities must provide its correct TIN by completing the Substitute Form W-9 attached hereto, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) the Holder is exempt from backup withholding, or (ii) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding. If the tendering Holder of Old Securities is a nonresident alien or foreign entity not subject to backup withholding, such Holder must give the Company a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Securities are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note:
Checking this box and writing "applied for" on the form means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If such Holder does not provide its TIN to the Company within 60 days, backup withholding will begin and will continue until such Holder furnishes its TIN to the Company.

6.   TRANSFER TAXES.

     The Company will pay all transfer taxes, if any, applicable to the transfer of Old Securities to it or to its order pursuant to the Exchange Offer. If, however, New Securities and/or substitute Old Securities not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of Old Securities tendered hereby, or if tendered Old Securities are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Securities to the Company or to its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Securities specified in this Letter of Transmittal.

7.   WAIVER OF CONDITIONS.

     The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.   NO CONDITIONAL TENDERS.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Old Securities, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Securities for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Securities nor shall any of them incur any liability for failure to give any such notice.

9.   MUTILATED, LOST, STOLEN OR DESTROYED OLD SECURITIES.

     Any Holder whose Old Securities have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, at the address and telephone number indicated above.

11.  DEFINITIONS.

     Capitalized terms used in this letter of transmittal and not otherwise defined have the meanings given in the Prospectus.

                   TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)
--------------------------------------------------------------------------------
SUBSTITUTE FORM W-9 DEPARTMENT OF THE TREASURY INTERNAL REVENUE SERVICE

PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN)


PART 1--PLEASE PROVIDE YOUR TIN
IN THE BOX AT RIGHT AND CERTIFY         --------------------------------
BY SIGNING AND DATING BELOW.                 SOCIAL SECURITY NUMBER
                                        OR
                                        --------------------------------
                                         EMPLOYER IDENTIFICATION NUMBER


PART 2--CERTIFICATION--UNDER PENALTIES OF PERJURY, I
CERTIFY THAT:

(1)  THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER
IDENTIFICATION NUMBER (OR I AM WAITING FOR A NUMBER TO BE
ISSUED TO ME) AND

(2)  I AM NOT SUBJECT TO BACKUP WITHHOLDING EITHER BECAUSE
I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE
("IRS") THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A
RESULT OF FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR
THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO
BACKUP WITHHOLDING.


PART 3--

AWAITING TIN  [_]


CERTIFICATE INSTRUCTIONS--YOU MUST CROSS OUT ITEM (2) IN PART 2 ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDER-REPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN. HOWEVER, IF AFTER BEING NOTIFIED BY THE IRS THAT YOU WERE SUBJECT TO BACKUP WITHHOLDING YOU RECEIVED ANOTHER NOTIFICATION FROM THE IRS STATING THAT YOU ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING, DO NOT CROSS OUT ITEM (2).

SIGNATURE                                         DATE
         -----------------------------------          --------------------------

--------------------------------------------------------------------------------

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                   THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (a) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (b) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER WITHIN 60 DAYS, 31 PERCENT OF ALL REPORTABLE PAYMENTS MADE TO ME THEREAFTER WILL BE WITHHELD UNTIL I PROVIDE A NUMBER.


     ---------------------------------------          ---------------, ---------
                  SIGNATURE                                       DATE

--------------------------------------------------------------------------------

                   THE DEPOSITARY FOR THE EXCHANGE OFFER IS:

                     THE CHASE TRUST COMPANY OF CALIFORNIA


      By Hand/Overnight Courier/By Mail:          By Facsimile:
        c/o The Chase Manhattan Bank             (212) 638-7380
         Attn:  Mr. Carlos Estevez
              55 Water Street                 Confirm by Telephone:
          Second Floor, Room #234                (212) 638-0828
          New York, New York 10041



               THE INFORMATION AGENT FOR THE EXCHANGE OFFER IS:

                             D.F. KING & CO., INC.
                                77 Water Street
                                  20th Floor
                           New York, New York 10005
                                (800) 669-5550